UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
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Craftmade International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Craftmade International, Inc.
650 South Royal Lane, Suite 100
Coppell, Texas 75019
October 19, 2009
To the Stockholders of Craftmade International, Inc.:
It is our pleasure to invite you to attend our 2009 Annual Meeting of Stockholders, which will be held Tuesday, November 24, 2009 at 9:30 a.m. local time at our corporate office located at 650 South Royal Lane, Suite 100, Coppell, Texas.
The expected actions to be taken at the annual meeting are described in the attached proxy statement and notice of annual meeting of stockholders. Included with the proxy statement is a copy of our Annual Report for the fiscal year ended June 30, 2009. We encourage you to read the Annual Report. It includes our audited financial statements and information about our operations, markets, and products.
Stockholders of record at the close of business on October 20, 2009 may vote at the annual meeting.
Your vote is important. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. Returning the proxy card will ensure your representation at the meeting but does not deprive you of your right to attend the meeting and to vote your shares in person. The proxy statement explains more about the proxy voting. Please read it carefully.
We appreciate your continued confidence in Craftmade and look forward to seeing you at the annual meeting.

Sincerely,

James R. Ridings
Chairman of the Board

Craftmade International, Inc.
650 South Royal Lane, Suite 100
Coppell, Texas 75019
NOTICE OF THE 2009 ANNUAL MEETING OF STOCKHOLDERS
The annual meeting of stockholders of Craftmade International, Inc. (the “Company”), will be held on Tuesday, November 24, 2009 at 9:30 a.m. local time at the Company’s office at 650 South Royal Lane, Suite 100, Coppell, Texas, for the following purposes:
1.	Election of five directors to serve until the next annual meeting of stockholders of the Company or until their successors have been elected and qualified;

2.	Ratification of the selection by the Audit Committee of BDO Seidman, LLP as the Company’s independent registered public accounting firm; and

3.	Consideration of any other matters properly brought before the meeting.
More information about these business items is described in the enclosed proxy statement. Only stockholders of record at the close of business on October 20, 2009 may vote at the annual meeting. Any of the above matters may be considered at the annual meeting at the date and time specified above or at an adjournment or postponement of such meeting.
Attendance at the annual meeting is limited to stockholders, their proxies and invited guests of the Company.

For the Board of Directors,

C. Brett Burford
Chief Financial Officer and Corporate Secretary
Coppell, Texas
October 19, 2009
YOUR VOTE IS IMPORTANT!
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD OR VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS INSTRUCTED ON THE ENCLOSED PROXY CARD.

INTERNET AVAILABILITY
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Tuesday, November 24, 2009:
•	The Proxy Statement and the accompanying Annual Report to Stockholders are available at http://www.craftmadeannualmeeting.com.

Craftmade International, Inc.
650 South Royal Lane, Suite 100
Coppell, Texas 75019
PROXY STATEMENT
For Annual Meeting of Stockholders
To be Held on Tuesday, November 24, 2009
9:30 a.m. CST
GENERAL
The Board of Directors of Craftmade International, Inc. (the “Company”) is soliciting proxies for the 2009 annual meeting of stockholders. The annual meeting will be held on Tuesday, November 24, 2009 at 9:30 a.m. local time at the Company’s office at 650 South Royal Lane, Suite 100, Coppell, Texas. This proxy statement, the form of proxy and the annual report to stockholders were first mailed to stockholders on or about October 26, 2009.
Who Can Vote
Record holders of common stock, par value $0.01 per share (the “Common Stock”), of the Company at the close of business on October 20, 2009 (the “Record Date”), may vote at the meeting. On the Record Date, 5,704,500 shares of Common Stock were outstanding. Each stockholder has one vote for each share of Common Stock held by that stockholder.
How You Can Vote
Shares represented by a proxy in the form provided to you with this proxy statement will be voted at the annual meeting in accordance with your directions. To be valid and counted at the annual meeting, your proxy card must be signed, dated and returned to us.
If you do not specify on your proxy card how you want to vote your shares, we will vote them:
•	FOR the election of the five nominees for director named in the proxy card; and

•	FOR the approval of BDO Seidman, LLP as the Company’s independent registered public accounting firm for fiscal year 2010.
Other Matters to be Acted Upon at the Meeting
We do not know of any other matters to be presented or acted upon at the annual meeting other than those described above. If any other matter is presented at the meeting on which a vote may properly be taken, the shares represented by proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting those shares.

Required Votes
A majority of outstanding shares of Common Stock, present in person or represented by proxy at the annual meeting shall constitute a quorum at the annual meeting. For purposes of the quorum and the discussion below regarding the votes necessary to take stockholder action, stockholders of record who are present at the annual meeting in person or represented by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the annual meeting, are considered stockholders who are present and entitled to vote, and they count toward the quorum.
If brokers holding shares of record for customers do not receive instructions from customers regarding how to vote their shares, the brokers may vote such shares with respect to “discretionary” items, which include the election of directors and the ratification of the independent registered public accounting firm.
Brokers holding shares of record for customers generally are not entitled to vote on nonroutine matters unless they receive voting instructions from their customers. “Uninstructed shares” means shares held by a broker who has not received instructions from its customers on such nonroutine matters, and the broker has so notified the Company on a proxy form or has otherwise advised us that the broker lacks voting authority. “Broker non-votes” means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers’ instructions. If nonroutine matters are to be voted on and you hold your shares in street name and you do not authorize your broker to vote on your behalf, you must obtain a legal proxy from your broker in order to vote at the annual meeting. We encourage you to provide instructions to your broker. This ensures your shares will be voted at the meeting.
We will appoint one or more inspectors of election to act at the annual meeting and to make a written report on the voting. Prior to the annual meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each of the shares, determine the shares represented at the annual meeting and the validity of proxies and ballots, count all proxies and ballots and perform certain other duties as required by law.
Election of Directors. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. Votes may be cast in favor of or withheld with respect to each nominee. Votes withheld and broker non-votes will not be counted as votes cast.
Ratification of Independent Accountants. A majority of the votes cast at the annual meeting is required to ratify the selection by the Audit Committee of BDO Seidman, LLP as the Company’s independent registered public accountants for the 2010 fiscal year. Abstentions and broker non-votes will not be counted as votes cast.
Revocation of Proxies
You can revoke your proxy at any time before it is exercised in any of three ways:
1.	by submitting written notice of revocation to the Secretary of the Company;

2.	by submitting another proxy that is properly signed and later dated; or

3.	by attending and voting in person at the annual meeting.
How to Attend the Meeting
We encourage all holders of Common Stock on the Record Date to attend the annual meeting. This will give you an opportunity to visit the Company’s facility, talk to management and vote your shares in person. If you are interested in attending, call our Corporate Secretary, C. Brett Burford, at (972) 393-3800, for directions.

Householding
With respect to eligible stockholders who share a single address, we are sending only one proxy statement to that address unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate proxy statement in the future, he or she may contact our Corporate Secretary, C. Brett Burford, c/o Craftmade International, Inc., 650 South Royal Lane, Suite 100, Coppell, Texas 75019, or by calling (972) 393-3800. Eligible stockholders of record receiving multiple copies of our proxy statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.
We hereby undertake to deliver promptly, upon written request, a copy of the proxy statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address set forth above.

PROPOSAL ONE
ELECTION OF DIRECTORS
Five directors will be elected at this year’s annual meeting of stockholders. The Board of Directors, based on the recommendation of the Nominating and Corporate Governance Committee, has nominated the following candidates for election:
James R. Ridings
A. Paul Knuckley
Lary C. Snodgrass
William E. Bucek
R. Don Morris
Each director will serve until the next annual meeting or until he is succeeded by another director who has been duly elected and qualified.
We will vote your shares as you specify on the enclosed proxy form. If you sign, date, and return the proxy form, but don’t specify how you want your shares voted, we will vote them for the election of all the nominees listed above. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that person. Proxies cannot be voted for the election of more than five persons to the Board of Directors. Directors are elected by plurality vote, and cumulative voting is not permitted.
Director Nomination Procedures. The Nominating and Corporate Governance Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors. It seeks to ensure that at least a majority of the directors are independent under the rules of the NASDAQ Stock Market, that members of the Company’s Audit Committee meet the financial literacy requirements under the rules of the NASDAQ Stock Market, and that at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission (“SEC”). Nominees for director are selected on the basis of their ability to bring sound business judgment to the Board of Directors’ deliberations, character and integrity, independence, ability to work with others and compatibility with other Board members; willingness and ability to devote the necessary time to the Company and Board responsibilities, community reputation and business contacts in the communities the Company serves, awareness of both the business and social environment within which the Company operates, business experience in highly competitive environments, public company experience, financial knowledge and experience, and an understanding of marketing, technology, law, the impact of government regulations or other specific areas or disciplines.
All of the nominees for director are currently members of the Board of Directors and have consented to serve as directors if elected.
The Board of Directors unanimously recommends that stockholders vote “FOR” the election of each of the nominees for director named above.

PROPOSAL TWO
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected BDO Seidman, LLP (“BDO”) as our independent registered public accounting firm for the fiscal year ending June 30, 2010 and recommends that stockholders vote for ratification of such appointment. Although ratification by stockholders is not required by law, the Company has determined that it is desirable to request ratification of this selection by the stockholders. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the stockholders do not ratify the selection of BDO, the Audit Committee may reconsider its selection.
BDO was first appointed and began auditing our financial statements in the fiscal year ended June 30, 2005. Representatives of BDO have direct access to members of the Audit Committee and regularly attend its meetings. We expect that representatives of BDO will be present at the annual meeting to respond to appropriate questions and to make a statement if they so desire.
Principal Accountant Fees and Services
Aggregate fees for professional services rendered to the Company by BDO for the two fiscal years ended June 30, 2009 were as follows:
Summary of Fees

	Fiscal Year Ended
	June 30,	June 30,
	2009	2008
Audit fees	$328,000	$477,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—

Total	$328,000	$477,000

Audit Fees. Audit fees include amounts for professional services rendered for the audits of the consolidated financial statements, reviews of the interim financial statements and reviews of filings on Forms 10-Q and 10-K with the SEC.
There were no other fees paid to BDO for services rendered during the 2008 and 2009 fiscal years.
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services performed by the Company’s independent auditor. Except as noted below, no audit services or non-audit services shall be provided to the Company by the independent auditor unless first pre-approved by the Audit Committee and unless permitted by applicable securities laws and the rules and regulations of the SEC. If the Audit Committee approves an audit service within the scope of the engagement of the independent auditor, such audit service shall be deemed to have been pre-approved.
Pre-approval shall not be required for non-audit services provided by the independent auditor if (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5% of the total amount of revenues paid by the Company to the independent auditor during the fiscal year in which such non-audit services are provided, (ii) such non-audit services were not recognized by the Company at the time of the independent auditor’s engagement to be non-audit services, and (iii) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
The Audit Committee may delegate to one or more members of the Audit Committee the authority to grant pre-approval of certain non-audit services. The decision of any member to whom such authority is delegated to pre-approve non-audit services shall be presented to the full Audit Committee for its approval at its next scheduled meeting.
The Board of Directors, on behalf of the Audit Committee, unanimously recommends a vote “FOR” BDO Seidman, LLP as the Company’s independent registered public accountants for fiscal year 2010.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below sets forth, as of October 16 , 2009, the number of shares of Common Stock and the percentage of outstanding shares owned of record by (i) each incumbent director and each nominee for director of the Company; (ii) each named executive officer of the Company; (iii) all directors and executive officers of the Company as a group; and (iv) each person who is known by us to beneficially own more than 5% of our Common Stock. Except as otherwise noted, each named individual has sole voting and investment power with respect to such shares. Unless otherwise indicated, the address of each listed stockholder is c/o Craftmade International, Inc., 650 South Royal Lane, Suite 100, Coppell, Texas 75019.
Beneficial ownership is determined in accordance with the rules of the SEC. Beneficial ownership information is based on the most recent Forms 3, 4 and 5 and Schedules 13D and 13G filings with the SEC and reports made directly to us. In computing the number of shares of Common Stock beneficially owned by a person and the beneficial ownership percentage of that person, shares of Common Stock subject to stock options held by that person that are currently exercisable or exercisable within 60 days of October 16, 2009 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person.

	Common Stock
	Beneficially Owned
Name	Shares		Percent

James R. Ridings	580,566		10.2%
Chairman of the Board

J. Marcus Scrudder	24,750	(1)	*
Chief Executive Officer

Brad Dale Heimann	21,498	(2)	*
President and Chief Operating Officer

A. Paul Knuckley	108,768	(3)	1.9%
Director

Lary C. Snodgrass	311,445	(4)	5.5%
Director

William E. Bucek	9,058	(5)	*
Director

R. Don Morris	14,171		*
Director

All Directors and Executives Officers As a Group	1,070,256		18.8%
Continued on following page

	Common Stock
	Beneficially Owned
Name	Shares		Percent

Forwoodco, LLC.	700,000	(6)	12.3%
c/o Longview Management Group, LLC. 222 N. LaSalle Street, Suite 1000 Chicago, Illinois 60601

Fidelity Management & Research Company	570,026	(7)	10.0%
Fidelity Low Priced Stock Fund 82 Devonshire Street Boston, Massachusetts 02019

John P. Pecora	525,200	(8)	9.2%
130 Montadale Drive Princeton, NJ 08540

Number of Common Shares Outstanding on October 16, 2009	5,704,500		100.0%

*	Less than 1%.

(1)	Includes 7,500 shares that may be issued pursuant to stock options that are exercisable within 60 days of October 16, 2009.

(2)	Includes 100 shares owned by Mr. Heimann’s spouse and 7,148 shares owned by a trust on behalf of Mr. Heimann’s spouse. Mr. Heimann disclaims beneficial ownership of such shares. The number also includes 9,500 shares that may be issued pursuant to stock options that are exercisable within 60 days of October 16, 2009.

(3)	Includes 250 shares owned by Mr. Knuckley’s spouse and 7,200 shares owned by a trust on behalf of Mr. Knuckley’s children, of which Mr. Knuckley is co-trustee. Mr. Knuckley disclaims beneficial ownership of such shares. Also includes 7,500 shares that may be issued pursuant to stock options that are exercisable within 60 days of October 16, 2009.

(4)	Includes 203,878 shares held in the Lary Snodgrass Family Limited Partnership. Mr. Snodgrass disclaims beneficial ownership of such shares. Includes 100,000 shares held in Snodgrass Children’s Ltd., a family limited partnership. Mr. Snodgrass disclaims beneficial ownership of such shares. Also includes 7,500 shares that may be issued pursuant to stock options that are exercisable within 60 days of October 16, 2009.

(5)	Includes 400 shares held in the Jerome Joseph Bucek Family Trust, of which Mr. Bucek is co-trustee. Mr. Bucek disclaims beneficial ownership of such shares.

(6)	Forwoodco, LLC has shared voting power and shared dispositive power over 700,000 shares, including 200,000 shares that may be issued pursuant to common stock warrants that are exercisable within 60 days of October 16, 2009. Forwoodco, LLC acquired these shares on January 2, 2008 in partial consideration for the sale of substantially all of the assets of Woodard, LLC to the Company.

(7)	Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 570,026 shares as a result of acting as investment advisor to Fidelity Low Priced Stock Fund (the “Fund”). Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, each has sole power to dispose of the 570,026 shares owned by the Fund.

Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.

Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by Fidelity or the Fund, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees. The information included in this table and this note is derived from a report on Schedule 13F as filed by FMR LLC with the SEC on June 30, 2009.

(8)	John P. Pecora beneficially owns 525,200 shares. The information included in this table and this note is derived from a report on Schedule 13D as filed by Mr. Pecora with the SEC on October 31, 2008.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors, executive officers and 10% or greater stockholders file with the SEC and the NASDAQ Stock Market initial reports of ownership and reports of changes in ownership of our Common Stock. These persons are required to furnish us with copies of all Section 16(a) reports they file with the SEC.
To our knowledge, based solely upon (i) our review of the copies of the Forms 3 and 4 and amendments thereto furnished to us during fiscal year 2009 and Forms 5 and amendments thereto furnished to us with respect to fiscal year 2009 and (ii) written representations from our directors and executive officers, we believe that all of our directors, officers and 10% or greater stockholders complied with all Section 16(a) filing requirements during fiscal year 2009 except for the following: certain Forms 4 were not filed in a timely manner with respect to the acquisition of shares of our Common Stock for William E. Bucek, Lary C. Snodgrass and A. Paul Knuckley, and a Form 4 was not filed in a timely manner with respect to the sale of Common Stock owned by a trust on behalf of Brad Dale Heimann’s spouse.

CRAFTMADE DIRECTORS AND MANAGEMENT
Directors
The following sets forth a brief biography describing the principal occupation and certain other information about each of our current directors and nominees:

			Served
Name	Age	Position	Since

James R. Ridings	59	Chairman	1985
A. Paul Knuckley	59	Director	1996
Lary C. Snodgrass	60	Director	1998
William E. Bucek	71	Director	2002
R. Don Morris	69	Director	2002
James R. Ridings, age 59, has served as Chairman of the Company since 1986 and served as Chief Executive Officer from 1986 until retiring from the position in July 2008. He served as President from 1989 until November 2005. Mr. Ridings has also served as the President of Trade Source International, Inc., a Delaware corporation and a subsidiary of the Company (“TSI”), since October 2003. Mr. Ridings has been a director of the Company since its organization in 1985 and was a Vice President from 1985 to 1986. Between 1971 and 1984, Mr. Ridings was a sales representative with Kevco, Inc., Fort Worth, Texas, and its predecessor company, a wholesale distributor of ceiling fans, plumbing supplies and mobile home accessories.
A. Paul Knuckley, age 59, has served as a director of the Company since October 1996. Mr. Knuckley has served since 1974 as President and Chief Executive Officer of Knuckley Inc., d.b.a. Ditch Witch of East Texas, and as owner and Vice-President of Witch Equipment Co., Inc. of Fort Worth, Texas. Prior to 1974, Mr. Knuckley was employed by John Hancock Mutual Life Insurance Company as a life and health underwriter. Mr. Knuckley received a B.B.A. degree from Texas Tech University in 1971 in both Personnel and Administrative Management.
Lary C. Snodgrass, age 60, has served as a director of the Company since October 1998. Mr. Snodgrass has been employed by Pickens, Snodgrass, Koch & Company, P.C., a public accounting firm, since 1973, serving as managing partner and president from 1980 to 1995 and as a retired partner since 2004. Between 1970 and 1973, Mr. Snodgrass was a senior accountant for Arthur Andersen & Co., an international public accounting firm. Mr. Snodgrass received a B.B.A. degree in Accounting from Texas Tech University in 1970. Mr. Snodgrass has been a Certified Public Accountant since 1972. Mr. Snodgrass currently serves on the board of directors and audit committee of Respirics, Inc.
William E. Bucek, age 71, has served as a director of the Company since October 2002. Mr. Bucek is the founder of Double B Foods, Inc., a Texas corporation, serving as President from 1971 until 1999. Mr. Bucek also served as Chairman of the Board and Chief Executive Officer of Double B Foods, Inc., before retiring in 2004. Mr. Bucek has been a Director of Hill Bank & Trust, Weimar, Texas, since 1994. Mr. Bucek received a B.S. degree from Rice University in 1960.
R. Don Morris, age 69, has served as a director of the Company since October 2002. Mr. Morris became Senior Vice President and Chief Financial Officer of Michaels Stores, Inc. in January 1990, and in August 1990 he became an Executive Vice President. Mr. Morris retired from Michaels Stores in 1997. Mr. Morris began his career at Arthur Young & Company, an international accounting firm, where he retired as partner in 1988. Mr. Morris graduated from Texas Tech University with an M.B.A. in 1962.

Executive Officers
The executive officers of the Company, who are elected by the Board of Directors of the Company and serve at its discretion, are as follows:

			Served
Name	Age	Position	Since
J. Marcus Scrudder	42	Chief Executive Officer	2008
Brad Dale Heimann	35	President and Chief Operating Officer	2005
C. Brett Burford	42	Chief Financial Officer	2008
Carl Loredo	33	Vice President of Marketing	2009
Todd Teiber	48	Executive Vice President of TSI	2009
J. Marcus Scrudder, age 42, was appointed Chief Executive Officer of the Company effective July 1, 2008. Prior to that time, Mr. Scrudder served as Chief Financial Officer of the Company effective October 3, 2005. Prior to joining Craftmade, Mr. Scrudder served as Operations Manager at privately-owned Crown Equipment Corporation after it purchased the assets of Shannon Corporation in 2004, where Mr. Scrudder had been employed since 1997 and served as Chief Financial Officer/Senior Vice-President since 1998. Crown Equipment Corporation is a leading brand of electric lift trucks in North America. Mr. Scrudder attended the Executive Program at Southern Methodist University where he received a Master of Business Administration.
Brad Dale Heimann, age 35, has served as President and Chief Operating Officer of the Company since November 29, 2005. Prior to this position, Mr. Heimann had served as the Executive Vice President of the Company since October 15, 2004, and served as Interim Chief Financial Officer from November 18, 2004 through October 3, 2005. Mr. Heimann was a special projects manager for the Company from 1998 until 2001 and Director of Operations of the Company from 2001 until October 15, 2004. Mr. Heimann earned a Master of Business Administration from Southern Methodist University.
C. Brett Burford, age 42, was appointed Chief Financial Officer effective August 13, 2008. Prior to joining Craftmade, Mr. Burford served as Vice President, Commercial Finance at Cadbury Schweppes Americas Beverages (“CSAB”), the U.S. soft-drink division of London-based Cadbury Schweppes, plc. In his 11-year tenure at CSAB Mr. Burford held several leadership roles, including Vice President of Strategic Planning, and was based for a time in London working on Cadbury’s European beverage business. Prior to joining Cadbury Schweppes, Mr. Burford held the position of Finance Director for the Associates Insurance Group, a division of Associates Corporation of North American, now owned by Citigroup. Mr. Burford graduated from Oklahoma State University with a degree in Finance and minors in Accounting and Management Information Systems. He also holds a Master of Business Administration from the University of Texas at Dallas, and a Master of Liberal Arts from Southern Methodist University.
Todd Teiber, age 48, has served as Senior Vice-President of Specialty Sales since March 2009. Mr. Teiber got his start in the lighting industry at a very young age, working for his family’s business. After graduating from the University of Texas at Austin with a degree in Finance, he took over the family business and grew its sales and customer base and eventually sold Teiber Lighting Products to Craftmade in March 2005. Mr. Teiber is also owner of Teiber Lighting Sales, which provides sales representation to the Company for its lighting and accessory products in the Specialty segment, in certain geographic areas. Mr. Teiber is no longer employed by Teiber Lighting Sales, but retains ownership of the company.
J. Carl Loredo, age 33, was promoted to Chief Marketing Officer of the Company effective May 13, 2009. Prior to that time, Mr. Loredo served as Vice President of Marketing and Product Development for the Company effective August 20, 2007. Prior to joining Craftmade, Mr. Loredo served in various marketing roles for Pepsico from October 2003 to August 2007, including Frito Lay innovation and sports marketing as well as Senior Brand Manager on the Doritos brand. Mr. Loredo holds Master of Business Administration and Bachelor of Fine Art degrees from the University of Texas at Austin.

Certain Relationships and Related Transactions
Our directors and executive officers must seek approval from the Board of Directors prior to entering into a business arrangement that would be deemed a related party transaction. In addition, we review, on an annual basis, our financial records to ensure that all related party transactions are identified, quantified and adequately disclosed. Also, each director and executive officer must disclose in writing any known related party transactions associated with completion of the annual director and officer questionnaire. Other than as disclosed below, there were no transactions between the Company and any related party during fiscal year 2009.
Brad Dale Heimann serves as the Company’s President and Chief Operating Officer. Mr. Heimann’s father-in-law is James R. Ridings, Chairman of the Board.
The Company purchases a majority of its outdoor patio furniture for the Mass segment from a Chinese factory that is 50% owned by an affiliate of Henry Crown and Company. Henry Crown and Company owns Woodard, LLC, from which the Company purchased certain assets in January 2008. As part of the purchase price in that transaction, Henry Crown and Company became the beneficial owner of more than 5% of our Common Stock. For the 12 months ended June 30, 2009, the Company purchased approximately $20 million in products from the joint venture, which were sold to various customers. The Company currently does not have any agreements in place that compel either party to operate in any manner that differs from standard customer/vendor relationships and management of the Company determined that the products were purchased for fair market value. Based on these factors, the Company’s management has determined that the transactions between the two parties are at arms-length.
In addition, the Company formerly leased approximately 20,000 square feet of office space in Chicago, Illinois from an affiliate of Henry Crown and Company for $31,935 per month. This lease covered the former Woodard, LLC Chicago offices and expired on February 28, 2009. The Company initiated a new agreement with Henry Crown and Company for 1,989 square feet that commenced on January 15, 2009 and expired on August 14, 2009, and was subsequently extended through the end of September 2009. The Company paid $4,475 per month for this space. The Company’s management has determined that the terms of both agreements represented fair market value.
Effective March 16, 2009, Todd Teiber accepted the position of Senior Vice-President of Specialty Sales with the Company. The Company acquired Teiber Lighting Products from Mr. Teiber in 2005, and Mr. Teiber has been party to a consulting agreement with the Company since that time, for which Mr. Teiber receives $100,000 per year. Under the terms of the Teiber Lighting acquisition, Mr. Teiber’s consulting agreement will end February 28, 2010. Mr. Teiber is also owner of Teiber Lighting Sales, which provides sales representation to the Company for its lighting and accessory products in the Specialty segment, in certain geographic areas. Mr. Teiber is no longer employed by Teiber Lighting Sales, but retains ownership of the company. Craftmade paid commissions of $297,000 to Teiber Lighting Sales in fiscal 2009. Based on an evaluation of similar transactions, the Company’s management has determined that the terms of Mr. Teiber’s employment as well as the use of Teiber Lighting Sales to represent Craftmade products both represent arms-length transactions.

CORPORATE GOVERNANCE AND BOARD MATTERS
Meetings of the Board of Directors
The Board of Directors met eight times during the fiscal year ended June 30, 2009. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and of the Board committees of which he was a member during such period. All members of the Board of Directors attended the 2008 annual meeting of stockholders. We do not have a Board policy regarding director attendance at the annual meeting of stockholders.
Director Independence
The standards relied upon by the Board of Directors in affirmatively determining whether a director is “independent” in compliance with the rules of the NASDAQ Stock Market are composed, in part, of those objective standards set forth in the NASDAQ Marketplace Rules, which generally provide that: (a) a director who is an employee, or whose immediate family member (defined as a spouse, parent, child, sibling, father- and mother-in-law, son- and daughter-in-law and anyone, other than a domestic employee, sharing the director’s home) is an executive officer of the Company, would not be independent for a period of three years after termination of such relationship; (b) a director who receives, or whose immediate family member receives, payments of more than $120,000 during any period of 12 consecutive months from the Company, except for certain permitted payments, would not be independent for a period of three years after ceasing to receive such amount; (c) a director who is, or who has an immediate family member who is, a current partner of the Company’s outside auditor or who was, or who has an immediate family member who was, a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years would not be independent until a period of three years after the termination of such relationship; (d) a director who is, or whose immediate family member is, employed as an executive officer of another company where any of the Company’s present executive officers serve on the other company’s compensation committee would not be independent for a period of three years after the end of such relationship; and (e) a director who is, or who has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of any organization that makes payments to, or receives payments from, the Company for property or services in an amount that, in any single fiscal year, exceeds the greater of $200,000, or 5% of such other company’s consolidated gross revenues, would not be independent until a period of three years after falling below such threshold.
The Board of Directors, in applying the above-referenced standards, has affirmatively determined that Lary C. Snodgrass, A. Paul Knuckley, William E. Bucek and R. Don Morris are “independent.” As part of the Board’s process in making such determination, each such director provided written assurances that (a) all of the above-cited objective criteria for independence are satisfied and (b) he has no other “material relationship” with the Company that could interfere with his ability to exercise independent judgment.
Committees of the Board of Directors
The Company’s Board of Directors has four standing committees: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Qualified Legal Compliance Committee. All members of the committees appointed by the Board of Directors are non-employee directors.

The following chart details the current membership of each committee and the number of meetings each committee held during the fiscal year ended June 30, 2009:
Board of Directors by Committee

Nominating
			Corporate	Qualified
		Compen-	Goveranance	Legal
Name	Audit	sation	Committee	Compliance
Employee Directors:
James R. Ridings	—	—	—	—
Chairman of the Board

Non-Employee Directors:
A. Paul Knuckley	M	C	M	M
Lary C. Snodgrass	M	M	C	M
William E. Bucek	M	M	M	M
R. Don Morris	C	M	M	C

Activities During Fiscal Year 2009:
Number of Meetings	4	2	2	0
M = Member
C = Chairmain
Audit Committee. The Audit Committee has a charter adopted by the Board of Directors that sets forth its membership requirements, authority and responsibilities. The charter is available in the “Investor Relations — Governance — Committees” section of the Company’s website at www.craftmade.com. The Audit Committee is responsible for oversight of the following:
(a)	the integrity of the Company’s financial statements and disclosures;

(b)	the Company’s compliance with legal and regulatory requirements;

(c)	the qualifications and independence of the Company’s independent auditing firm (the “External Auditors”);

(d)	the performance of the Company’s internal audit function and External Auditors;

(e)	the Company’s internal control systems;

(f)	the Company’s process for monitoring compliance with the Business Ethics Policy; and

(g)	establishing procedures for complaints relating to accounting, internal accounting controls, and auditing matters.

The Audit Committee also meets with the External Auditors and with appropriate Company financial personnel about these matters. The functions of the Audit Committee also include recommending to the Board of Directors the appointment of the External Auditors (which is submitted to the stockholders for ratification at the annual meeting), reviewing annually the Audit Committee Charter, approving certain other types of professional service rendered to the Company by the External Auditors and considering the possible effects of such services on the independence of such public accountants. Both the internal accounting department and the External Auditors periodically meet alone with the Audit Committee and always have unrestricted access to the Audit Committee. The Audit Committee has included its annual report on page 23 of this proxy statement.
The Board of Directors has determined that all members of the Audit Committee are independent directors under the rules of the NASDAQ Stock Market and the rules and regulations of the SEC. The Board of Directors has determined that Mr. Morris qualifies as an “audit committee financial expert” under applicable SEC and NASDAQ Stock Market regulations.
Compensation Committee. The Compensation Committee has a charter adopted by the Board of Directors that sets forth its membership requirements, authority and responsibilities. The charter is available in the “Investor Relations — Governance — Committees” section of the Company’s website at www.craftmade.com. The Compensation Committee is responsible for (i) assisting the Board of Directors in the discharge of its fiduciary responsibilities relating to the fair and competitive compensation of the Company’s Chief Executive Officer and other executives and (ii) reviewing the compensation discussion and analysis and preparing the annual report on executive compensation included in the Company’s proxy statement for the annual meeting of stockholders. The Board of Directors has determined that all members of the Compensation Committee are independent directors under the rules of the NASDAQ Stock Market and the rules and regulations of the SEC.
Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has a charter adopted by the Board of Directors that sets forth its membership requirements, authority and responsibilities. The charter is available in the “Investor Relations — Governance — Committees” section of the Company’s website at www.craftmade.com. The Nominating and Corporate Governance Committee recommends the number of board positions to be filled in accordance with the Bylaws of the Company and the persons to be nominated to serve as directors. In this regard, the Nominating and Corporate Governance Committee considers the performance of incumbent directors in determining whether such directors should be nominated to stand for reelection. The Nominating and Corporate Governance Committee also reviews the recommendations of the Chief Executive Officer related to the appointment of executive officers and proposed personnel changes related to such officers and is responsible for conducting an annual review of the Company’s Business Ethics Policy.

The Nominating and Corporate Governance Committee will consider written proposals from stockholders for nominees for director and has adopted a policy for the consideration of such nominees. In order for a stockholder to nominate an individual to be a director of the Company, the nominating stockholder must provide the Company with timely and complete written notice of the individual to be nominated to the Company’s Board of Directors. In order to be considered timely, a nomination for the election of a director must be received at the principal executive offices of the Company no less than 120 days before the anniversary of the date that the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, if the election is to be at an annual meeting, or 120 days before the meeting date for an election to be held at any other meeting. A stockholder nomination for director must set forth, as to each nominee such stockholder proposes to nominate: the name and business or residence address of the nominee; the class and number of shares of Common Stock of the Company which are beneficially owned by the person; the total number of shares that, to the knowledge of the nominating stockholder, would be voted for such person; and the signed consent of the nominee to serve, if elected. The notice by the nominating stockholders shall also set forth the name and residence address of the stockholder and the class and number of shares of Common Stock of the Company that are beneficially owned by the stockholder. Any such nominations should be submitted to the following address:
Nominating and Corporate Governance Committee
c/o C. Brett Burford, Corporate Secretary
Craftmade International, Inc.
650 South Royal Lane, Suite 100
Coppell, Texas 75019
Properly submitted recommendations for director by stockholders will be evaluated in the same manner as other nominees.
The process for identifying and evaluating nominees to the Board of Directors is initiated by identifying a candidate who meets the criteria for selection as a nominee described under “Proposal One Election of Directors—Director Nomination Procedures” and has the specific qualities or skills being sought based on input from members of the Board of Directors. The Nominating and Corporate Governance Committee evaluates these candidates by reviewing the candidates’ biographical information and qualifications and checking the candidates’ references. Qualified nominees are interviewed by at least one member of the Nominating and Corporate Governance Committee. Using the input from such interview and other information obtained by them, the Nominating and Corporate Governance Committee evaluates whether such prospective candidate is qualified to serve as a director and whether the committee should recommend to the Board of Directors that the Board nominate the prospective candidate or elect such candidate to fill a vacancy on the Board. Candidates recommended by the Nominating and Corporate Governance Committee are presented to the Board for selection as nominees to be presented for the approval of the stockholders or for election to fill a vacancy.
The Company has not received any nominations for persons to serve on the Board of Directors from any holder of Common Stock and has not rejected any director candidates put forward by a stockholder or group of stockholders who beneficially owned more than 5% of the Common Stock of the Company for at least one year at the time of the recommendation. The committee will continue to evaluate the size and composition of the Board.
The Board of Directors has determined that all members of the Nominating and Corporate Governance Committee are qualified as independent directors under the rules of the NASDAQ Stock Market and rules and regulations of the SEC.
Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee is responsible for handling reports of evidence of a material violation of the securities laws or a breach of a fiduciary duty by the Company or its officers, directors, employees, or agents. The Qualified Legal Compliance Committee has authority and responsibility to inform the Company’s Chief Executive Officer of any report of evidence of these violations, to determine whether an investigation is necessary, and to take appropriate action to address these reports. If the committee determines that an investigation is necessary or appropriate, it has the authority to notify the Audit Committee or the full Board of Directors, initiate an investigation, and retain outside experts. At the conclusion of any such investigation, the Qualified Legal Compliance Committee may recommend an appropriate response to the evidence of a material violation and inform the Chief Executive Officer and Board of Directors of the results of the investigation and the appropriate remedial measures to be adopted. The Audit Committee serves as the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee meets on an as needed basis.

Communication with Board Members
The Board of Directors encourages open, frank, and candid communications with Company security holders. Accordingly, the Board of Directors, with the approval of the majority of independent directors, has established a process whereby security holders may communicate with the Board of Directors as a whole, or any individual member of the Board of Directors. If a security holder desires to send a communication to the Board of Directors, or a specific Board member, the security holder must prepare the communication in written form and mail or hand deliver this communication to the following address:
Board of Directors
c/o C. Brett Burford, Corporate Secretary
Craftmade International, Inc.
650 South Royal Lane, Suite 100
Coppell, Texas 75019
All appropriate security holder communication addressed to the Board of Directors will be forwarded to the Nominating and Corporate Governance Committee of the Board for consideration at its next committee meeting. Appropriate security holder communications addressed to individual directors, shall be forwarded to the designated director.
Business Ethics Policy
The Company has adopted a Business Ethics Policy, which is applicable to the directors, executive officers and all employees of the Company, including the principal executive officer, principal financial officer, principal accounting officer and controller. The Business Ethics Policy is available in the “Investor Relations — Governance” section of the Company’s website at www.craftmade.com.

EXECUTIVE COMPENSATION
Executive Compensation
The following table sets forth compensation awarded by the Company to its principal executive officer, and two other most highly-compensated executive officers (“Named Executive Officers”) during the fiscal years ended June 30, 2008, and June 30, 2009.
Summary Compensation Table

				Option	All Other
Name and	Fiscal	Salary	Bonus	Awards(1)	Compensation(2)		Total
Principay Position	Year	($)	($)	($)	($)		($)

J. Marcus Scrudder	2009	$325,000	$—	$13,873	$7,919		$346,792
Chief Executive Officer (3)	2008	$253,526	$25,000	$13,873	$3,592	(3)	$295,991

Brad Dale Heinman	2009	$275,000	$—	$13,873	$6,918		$295,791
President and	2008	$278,878	$25,000	$13,873	$3,856	(3)	$321,607
Chief Operating Officer

James R. Ridings Chairman of the Board (4)	2009	$360,000	$—	$—	$—		$360,000
	2008	$366,985	$—	$—	$—		$366,985

(1)	Represents amounts expensed by the Company during the year for grants made to executive officers in accordance with SFAS 123(R).

(2)	Includes matching contributions under the Company’s 401(k) savings plan.

(3)	Mr. Scrudder previously served as Chief Financial Officer and was appointed Chief Executive Officer effective July 1, 2008.

(4)	Mr. Ridings previously served as Chief Executive Officer until his retirement, effective June 30, 2008. Total 2009 salary includes $240,000 receievd by Mr. Ridings for his role as Senior Executive Advisor, which he performed from July 1, 2008 until June 30, 2009, as well as $120,000 for his role as Chairman of the Board. Mr. Ridings’ employment agreement as Senior Executive Advisor terminated on June 30, 2009.

Outstanding Equity Awards at Year-End
The following table shows outstanding equity awards for each of the Named Executive Officers at June 30, 2009:
Outstanding Equity Awards at Year-End

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise	Option
	(#)	(#)	Price	Expiration
Name	Exercisable	Unexercisable	($)	Date

J. Marcus Scrudder	5,000	5,000	$17.62	2/4/2017
Chief Executive Officer (1)	2,500	7,500	$8.01	2/4/1018

Brad Dale Heinman	2,000	—	$6.75	10/28/2009
President and	5,000	5,000	$17.62	2/4/2017
Chief Operating Officer	2,500	7,500	$8.01	2/4/2018

James R. Ridings Chairman of the Board (2)	—	—	—	—

(1)	Mr. Scrudder previously served as Chief Financial Officer and was appointed Chief Executive Officer effective July 1, 2008.

(2)	Mr. Ridings previously also served as Chief Executive Officer until his retirement, effective June 30, 2008.
Mr. Heimann’s 2,000 options expiring October 28, 2009 were granted pursuant to the Craftmade International, Inc. 1999 Stock Option Plan. The other options reported on the table above were granted pursuant to the Craftmade International, Inc. 2006 Long-Term Incentive Plan (the “2006 Plan”).
Vesting of Options Upon Termination or Change-in-Control
Under the terms of the 2006 Plan, 100% of any unvested options shall vest and become exercisable immediately prior to the effective date of a Change in Control. A “Change in Control” shall be deemed to occur if: (a) there shall be consummated any consolidation or merger of the Company into or with another corporation or other legal person, and as a result of such consolidation or merger less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transactions are held in the aggregate by holders of voting stock of the Company immediately prior to such transactions; (b) there shall be consummated any sale, lease, exchange or other transfer, whether in one transaction or any series of related transactions, of all or significant portions of the assets of the Company to any other corporation or other legal person, if less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale, lease, exchange, or transfer is held in the aggregate by the holders of voting stock of the Company immediately prior to such sale, lease, exchange, or transfer; (c) the stockholders of the Company approve any plan for the liquidation or dissolution of the Company; (d) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), becomes, either directly or indirectly, the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities representing more than 50% of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the Company; or (e) at any time during a fiscal year a majority of the Board shall be replaced by persons who were not recommended for those positions by at least two-thirds of the directors of the Company who were directors of the Company at the beginning of such fiscal year.

As of June 30, 2009, if a Change of Control were to occur, Mr. Heimann’s and Mr. Scrudder’s (i) options to purchase collectively 16,000 shares of our Common Stock at an exercise price of $17.62 per share and (ii) options to purchase collectively 20,000 shares of our Common Stock at an exercise price of $8.01 per share would vest and become exercisable. The closing price of our Common Stock as reported on the NASDAQ Global Market as of June 30, 2009 was $2.14.
Equity Compensation Plan Information
On October 27, 2000, the Company’s stockholders approved the 1999 Stock Option Plan (“1999 Plan”) and the 2000 Non-Employee Director Plan (“Non-Employee Plan”), previously adopted by the Board of Directors on October 29, 1999 and February 16, 2000, respectively. At June 30, 2009, there were 36,600 fully vested options which were exercisable under these plans. The 1999 Plan, the Non-Employee Plan and the 146,500 shares that were reserved for future grants under these plans were terminated upon adoption of the 2006 Plan.
On November 28, 2006, the Company’s stockholders approved the 2006 Plan. The 2006 Plan allows a maximum of 400,000 shares of the Company’s Common Stock to be issued. Options granted will be designated as either Incentive Stock Options or Non-Qualified Stock Options. The options vest at a rate of 25% on the first anniversary of the grant date and 25% on each successive anniversary. Options may be exercised at any time once they become vested, but not more than 10 years from the date of grant.
The following table sets forth as of June 30, 2009 (i) the number of securities to be issued upon exercise of outstanding options, (ii) the weighted average of exercise price of such outstanding options and (iii) the number of securities remaining available for future issuance under equity compensation plans that have been approved by security holders of the Company:
Equity Compensation Plan Information

			Number of
			Securities
	Number of		Remaining
	Securities	Weighted-	Available
	to be Issued	Average	for Future
	Upon	Exercise	Issuance
	Exercise of	Price of	Under Equity
	Outstanding	Outstanding	Compensation
Plan Category	Options (#)	Options ($)	Plans (#)

1999 Stock Option Plan	3,500	$6.75	—

2000 Non-Employee Director Plan	15,000	18.48	—

2006 Long-Term Incentive Plan	140,700	13.17	239,500

Total	159,200	$13.53	239,500

Fiscal Year 2009 Compensation Events
There were no adjustments to executive compensation during the fiscal year ended June 30, 2009.
Effective July 1, 2008, Mr. Ridings and the Company entered into a one-year employment agreement to allow the Company to benefit from Mr. Ridings’ knowledge and goodwill. Pursuant to the agreement, Mr. Ridings was paid an annual salary of $240,000 for his service as Senior Executive Advisor to the Board of Directors and the Chief Executive Officer. This agreement ended on June 30, 2009. Effective July 1, 2008, the Board of Directors agreed to pay Mr. Ridings $10,000 per month for his service as Chairman of the Board.
Director Compensation
Non-employee directors who are not otherwise salaried employees of the Company received the following compensation during the fiscal year ended June 30, 2009:
•	A fee of $5,000 for each board meeting attended in person.

•	A fee of $2,000 for committee meetings attended in person on days when no board meeting is held.

•	A fee of $500 for each board or committee meeting attended via telephone.

•	An additional fee of $2,500 per meeting for the chairperson of the Audit Committee.

•	An additional fee of $1,000 for the chairperson of the Compensation Committee and Nominating and Corporate Governance Committee.

•	The Company is also authorized to reimburse directors for travel and other reasonable expenses in connection with attendance at meetings.
The following table summarizes compensation paid to non-employee directors during fiscal year 2009:

	Fees Earned
	or Paid in
	Cash		Total
Name	($)		($)(1)

Lary C. Snodgrass	$35,500		$35,500
William E. Bucek	$47,000	(2)	$47,000
R. Don Morris	$44,500		$44,500
A. Paul Knuckley	$36,500		$36,500
L. Dale Griggs	$7,000	(3)	$7,000

(1)	Includes fees earned or paid in cash. Excludes business-related travel reimbursement in connection with attendance at meetings.

(2)	Includes compensation paid to Mr. Bucek for consulting services that he performed for the Company in connection with facilitating the search for a new Chief Executive Officer, developing a strategic marketing plan for the Company and overseeing the integration of the acquisition of certain assets of Woodard, LLC. Effective September 30, 2008, the Board of Directors determined that Mr. Bucek had fulfilled his responsibilities under the consulting agreement, and the agreement was terminated. Mr. Bucek performed such consulting services in his capacity as a director of the Company.

(3)	Mr. Griggs retired from the Board of Directors at the 2008 annual meeting of shareholders.

REPORT OF THE AUDIT COMMITTEE
Financial and accounting management policies and practices of the Company are described below.
Composition. The Audit Committee of the Board of Directors is composed of all independent directors, as defined under Rule 5605 of the NASDAQ listing standards. The Board of Directors has adopted a written charter for the Audit Committee which is available in the “Investor Relations — Governance — Committees” section of the Company’s website at www.craftmade.com.
Responsibilities. The responsibilities of the Audit Committee include the appointment, retention and oversight of an accounting firm to be engaged as the Company’s independent accountants. Management is responsible for the Company’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee’s responsibility is to oversee these processes.
Review with Management and Independent Accountants. In this context, the Audit Committee has met and held discussions with management and BDO Seidman, LLP, the Company’s independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended.
The Company’s independent accountants also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and the Audit Committee discussed these matters with the Company’s independent accountants.
Summary. Based upon the Audit Committee’s discussions with management and the independent accountants and the Audit Committee’s review of the representations of management, and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2009 as filed with the SEC.
Respectfully submitted by the Audit Committee:
R. Don Morris — Chairman
A. Paul Knuckley
Lary C. Snodgrass
William E. Bucek

STOCKHOLDER PROPOSALS AND OTHER MATTERS
Any stockholder who intends to present a proposal at the 2010 annual meeting of stockholders, and who wishes to have a proposal included in the Company’s proxy statement for that meeting, must deliver the proposal to the Corporate Secretary of the Company at the Company’s executive offices in Coppell, Texas, for receipt no later than June 29, 2010. Shareholders wishing to submit proposals or director nominations to be presented directly at the 2009 annual meeting of stockholders instead of by inclusion in next year’s proxy statement must submit their proposals or nominations no earlier than July 28, 2010 and no later than August 27, 2010.
The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain employees of the Company, who will receive no special compensation therefore, may solicit proxies in person or by telephone or by electronic means. No additional written materials besides the proxy statement have been authorized or will be employed in connection with the solicitation of proxies.
The annual report to stockholders for the fiscal year ended June 30, 2009 is enclosed with this proxy statement. The annual report does not form any part of material for the solicitation of proxies.
Stockholders are urged to forward their proxies without delay. A prompt response will be greatly appreciated.

For the Board of Directors,

C. Brett Burford
Chief Financial Officer and Corporate Secretary

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A Proposals — The Board of Directors recommends a vote FOR the listed nominees and FOR Proposal 2.

1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+

	01 – James R. Ridings	☐	☐	02 – A. Paul Knuckley	☐	☐	03 – Lary C. Snodgrass	☐	☐

	04 – R. Don Morris	☐	☐	05 – William E. Bucek	☐	☐

		For	Against	Abstain

2.	Ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for fiscal year 2010.	☐	☐	☐	In their discretion, the Proxies are authorized to vote upon such other business or matters as may come before the meeting or any adjournment thereof.

B Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Where there is more than one owner, each should sign. When signing as attorney, administrator, executor, guardian, or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person indicating such officer’s or other person’s title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Craftmade International, Inc.

This Proxy is Solicited By and On Behalf of the Board of Directors
Proxy — Annual Meeting of Stockholders — November 24, 2009
The undersigned, revoking all previous proxies, hereby appoint(s) James R. Ridings, A. Paul Knuckley, and Lary C. Snodgrass, or any of them, Proxies, with full power of substitution to represent and to vote all shares of Common Stock, $0.01 par value, of Craftmade International, Inc. owned by the undersigned at the Annual Meeting of Stockholders to be held at the Company’s corporate office, 650 South Royal Lane, Suite 100, Coppell, Texas 75019 on Tuesday, November 24, 2009, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the persons named herein will vote thereof in accordance with their best judgement. All powers may be exercised by all of said Proxies or substitutes voting or acting or, if only one votes or acts, then by that one. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.
The shares represented by this proxy will be voted as directed. Unless revoked, this proxy shall terminate on November 25, 2009, the day after the stockholders meeting, or if the meeting is continued or adjourned, the day after the continuation or adjournment. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSAL 2 AND, IN THE DISCRETION OF THE PROXIES, UPON ANY OTHER BUSINESS.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.
IMPORTANT: TO BE SIGNED AND DATED ON REVERSE SIDE